Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2014			2013						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
	.
Sales	$10,264	$10,934	$21,198	$10,671	$11,010	$21,681	$11,032	$11,319	$44,033	-1%	-2%

Costs, Expenses and Other
Materials and production	3,903	4,893	8,796	3,959	4,284	8,243	4,104	4,607	16,954	14%	7%
Marketing and administrative	2,734	2,973	5,707	2,987	3,140	6,126	2,803	2,982	11,911	-5%	-7%
Research and development	1,574	1,664	3,238	1,907	2,101	4,008	1,660	1,836	7,503	-21%	-19%
Restructuring costs	125	163	288	119	155	274	870	565	1,709	5%	5%
Equity income from affiliates	(124)	(92)	(217)	(133)	(116)	(249)	(102)	(53)	(404)	-21%	-13%
Other (income) expense, net	(39)	(558)	(596)	282	201	484	172	157	815	*	*
Income Before Taxes	2,091	1,891	3,982	1,550	1,245	2,795	1,525	1,225	5,545	52%	42%
Income Tax Provision (Benefit)	360	(142)	218	(66)	310	244	375	410	1,028
Net Income	1,731	2,033	3,764	1,616	935	2,551	1,150	815	4,517	*	48%
Less: Net Income Attributable to Noncontrolling Interests	26	29	55	23	29	52	26	34	113
Net Income Attributable to Merck & Co., Inc.	$1,705	$2,004	$3,709	$1,593	$906	$2,499	$1,124	$781	$4,404	*	48%
Earnings per Common Share Assuming Dilution	$0.57	$0.68	$1.25	$0.52	$0.30	$0.82	$0.38	$0.26	$1.47	*	52%

Average Shares Outstanding Assuming Dilution	2,971	2,949	2,957	3,053	3,010	3,030	2,960	2,959	2,996
Tax Rate	17.2%	-7.5%	5.5%	-4.3%	24.9%	8.7%	24.6%	33.5%	18.5%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2013

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture- Related Costs (1)	Restructuring Costs(2)	Certain Other Items	Adjustment Subtotal		Non-GAAP
Sales	$11,010						$11,010

Costs, Expenses and Other
Materials and production	4,284	1,515	93		1,608		2,676
Marketing and administrative	3,140	19	16		35		3,105
Research and development	2,101	234	14		248		1,853
Restructuring costs	155		155		155		—
Equity income from affiliates	(116)						(116)
Other (income) expense, net	201			(13)	(13)		214
Income Before Taxes	1,245	(1,768)	(278)	13	(2,033)		3,278
Taxes on Income	310				(409	)(3)	719
Net Income	935				(1,624)		2,559
Less: Net Income Attributable to Noncontrolling Interests	29						29
Net Income Attributable to Merck & Co., Inc.	$906				$(1,624)		$2,530
Earnings per Common Share Assuming Dilution	$0.30						$0.84

Average Shares Outstanding Assuming Dilution	3,010						3,010
Tax Rate	24.9%						21.9%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $1.2 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $330 million of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2013

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture- Related Costs (1)	Restructuring Costs (2)	Certain Other Items	Adjustment Subtotal		Non-GAAP
Sales	$21,681						$21,681

Costs, Expenses and Other
Materials and production	8,243	2,699	136		2,835		5,408
Marketing and administrative	6,126	42	33		75		6,051
Research and development	4,008	264	29		293		3,715
Restructuring costs	274		274		274		—
Equity income from affiliates	(249)						(249)
Other (income) expense, net	484			(13)	(13)		497
Income Before Taxes	2,795	(3,005)	(472)	13	(3,464)		6,259
Taxes on Income	244				(848	)(3)	1,092
Net Income	2,551				(2,616)		5,167
Less: Net Income Attributable to Noncontrolling Interests	52						52
Net Income Attributable to Merck & Co., Inc.	$2,499				$(2,616)		$5,115
Earnings per Common Share Assuming Dilution	$0.82						$1.69

Average Shares Outstanding Assuming Dilution	3,030						3,030
Tax Rate	8.7%						17.4%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $2.4 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $330 million of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items, as well as a benefit of approximately $160 million associated with the resolution of a previously disclosed federal income tax issue.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2014

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q 2014	2Q 2013	% Change	2Q 2014	2Q 2013	% Change	2Q 2014	2Q 2013	% Change
TOTAL SALES (1)	$10,934	$11,010	-1	$4,429	$4,608	-4	$6,505	$6,402	2

PHARMACEUTICAL	9,087	9,310	-2	3,462	3,689	-6	5,625	5,622

Primary Care and Women’s Health
Cardiovascular
Zetia	717	650	10	408	351	16	309	299	3
Vytorin	417	417		158	170	-7	259	247	5

Diabetes & Obesity
Januvia	1,058	1,072	-1	566	571	-1	492	501	-2
Janumet	519	474	9	235	235		284	239	19

General Medicine & Women’s Health
NuvaRing	178	171	4	112	107	4	66	64	4
Implanon	119	102	16	67	51	31	52	51	2
Follistim AQ	102	134	-24	30	62	-51	72	73	-1
Dulera	103	79	30	98	75	31	5	4	21

Hospital and Specialty
Hepatitis
PegIntron	103	142	-27	8	13	-40	95	129	-26
Victrelis	46	116	-60	1	52	-99	46	64	-29

HIV
Isentress	453	412	10	228	218	5	225	195	16

Hospital
Cancidas	156	163	-5	4	8	-49	152	155	-2
Invanz	134	120	12	64	61	4	71	59	20
Noxafil	98	71	38	35	22	62	63	49	28
Bridion	82	69	20				82	69	20
Primaxin	81	85	-5		4	*	81	81

Immunology
Remicade	607	527	15				607	527	15
Simponi	174	120	44				174	120	44

Other
Cosopt / Trusopt	100	103	-3		5	-97	99	98	1

Oncology
Emend	144	135	7	78	74	5	66	61	9
Temodar	93	219	-57	5	108	-95	88	111	-21

Diversified Brands
Respiratory
Nasonex	258	325	-21	141	177	-20	117	148	-21
Singulair	284	281	1	8	15	-43	275	266	4
Clarinex	69	64	7	5	2	*	64	63	2

Other
Cozaar / Hyzaar	214	255	-16	8	5	79	206	250	-18
Arcoxia	141	121	16				141	121	16
Fosamax	121	144	-16	6	4	27	116	140	-17
Zocor	69	74	-8	5	6	-11	63	68	-7
Propecia	58	67	-14	5	5	-5	53	62	-15
Remeron	40	53	-26	1	1	-15	39	52	-26

Vaccines
Gardasil	409	383	7	294	252	16	115	131	-12
ProQuad, M-M-R II and Varivax	326	339	-4	276	301	-8	50	38	31
RotaTeq	147	144	3	101	98	4	46	46	1
Zostavax	156	141	11	116	122	-5	40	19	*
Pneumovax 23	102	108	-6	85	80	6	17	28	-38

Other Pharmaceutical (2)	1,209	1,430	-15	314	434	-28	895	994	-10

ANIMAL HEALTH	872	851	2	185	219	-16	687	632	9

CONSUMER CARE (3)	583	490	19	406	390	4	177	99	78
Claritin OTC	153	78	95	110	108	2	44	(29)	*

Other Revenues (4)	392	359	9	376	310	21	16	48	-66
Astra	316	245	29	316	245	29

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $76 million and $86 million on a global basis for second quarter 2014 and 2013, respectively.

(3) Second quarter 2013 includes a reduction to Consumer Care sales that reflects the termination in China of distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the Company divested a substantial portion of its third-party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2014

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	June YTD 14	June YTD 13	% Change	June YTD 14	June YTD 13	% Change	June YTD 14	June YTD 13	% Change
TOTAL SALES (1)	$21,198	$21,681	-2	$8,574	$8,823	-3	$12,624	$12,858	-2

PHARMACEUTICAL	17,538	18,201	-4	6,592	6,945	-5	10,946	11,257	-3

Primary Care and Women’s Health
Cardiovascular
Zetia	1,328	1,279	4	732	685	7	596	594
Vytorin	777	810	-4	277	326	-15	500	484	3

Diabetes & Obesity
Januvia	1,916	1,956	-2	1,040	1,033	1	876	923	-5
Janumet	995	883	13	448	432	4	547	451	21

General Medicine & Women’s Health
NuvaRing	346	322	7	215	197	9	131	125	5
Implanon	221	187	18	127	94	35	94	93	1
Follistim AQ	213	257	-17	64	103	-37	148	154	-4
Dulera	205	147	39	194	140	39	10	7	46

Hospital and Specialty
Hepatitis
PegIntron	216	268	-19	12	23	-45	203	245	-17
Victrelis	105	226	-53	5	88	-94	100	138	-27

HIV
Isentress	843	775	9	419	405	3	424	370	15

Hospital
Cancidas	322	326	-1	11	15	-25	311	311
Invanz	249	230	8	123	115	7	125	115	9
Noxafil	172	136	26	55	40	37	118	97	22
Bridion	155	131	18				155	131	18
Primaxin	151	168	-10	3	7	-57	148	161	-8

Immunology
Remicade	1,211	1,076	13				1,211	1,076	13
Simponi	330	228	45				330	228	45

Other
Cosopt / Trusopt	198	209	-5	1	9	-87	197	200	-1

Oncology
Emend	266	250	6	148	140	6	118	110	7
Temodar	176	434	-59	4	215	-98	172	219	-21

Diversified Brands
Respiratory
Nasonex	570	711	-20	274	327	-16	295	383	-23
Singulair	554	618	-10	13	16	-19	541	601	-10
Clarinex	131	125	5	11	7	56	120	118	1

Other
Cozaar / Hyzaar	419	522	-20	14	16	-9	405	506	-20
Arcoxia	268	242	11				268	242	11
Fosamax	245	281	-13	9	9		235	271	-13
Zocor	133	156	-15	10	12	-17	123	144	-15
Propecia	131	135	-3	10	12	-17	122	124	-2
Remeron	90	106	-15	2	2	-26	88	103	-15

Vaccines
Gardasil	792	773	3	564	499	13	228	273	-17
ProQuad, M-M-R II and Varivax	606	611	-1	517	547	-6	89	64	38
RotaTeq	316	306	3	231	228	2	85	78	9
Zostavax	298	309	-3	245	274	-11	53	35	52
Pneumovax 23	203	219	-7	168	166	1	35	53	-34
Other Pharmaceutical (2)	2,387	2,789	-14	646	763	-15	1,745	2,027	-14

ANIMAL HEALTH	1,685	1,691		362	450	-20	1,323	1,241	7

CONSUMER CARE (3)	1,130	1,061	6	796	790	1	334	271	23
Claritin OTC	323	256	26	249	254	-2	74	2	*

Other Revenues (4)	845	727	16	825	638	29	20	89	-77
Astra	463	507	-9	463	507	-9

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $175 million and $140 million on a global basis for June YTD 2014 and 2013, respectively.

(3) June YTD 2013 includes a reduction to Consumer Care sales that reflects the termination in China of distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the Company divested a substantial portion of its third-party manufacturing sales. Other revenues in June YTD 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2014			2013						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$8,451	$9,087	$17,538	$8,891	$9,310	$18,201	$9,475	$9,760	$37,437	-2	-4

United States	3,130	3,462	6,592	3,256	3,689	6,945	4,148	3,761	14,854	-6	-5
% Pharmaceutical Sales	37.0%	38.1%	37.6%	36.6%	39.6%	38.2%	43.8%	38.5%	39.7%

Europe (1)	2,478	2,537	5,015	2,465	2,343	4,808	2,276	2,535	9,619	8	4
% Pharmaceutical Sales	29.3%	27.9%	28.6%	27.7%	25.2%	26.4%	24.0%	26.0%	25.7%

Japan	835	859	1,694	1,034	948	1,982	893	1,074	3,949	-9	-15
% Pharmaceutical Sales	9.9%	9.5%	9.7%	11.6%	10.2%	10.9%	9.4%	11.0%	10.5%

Asia Pacific	809	840	1,650	822	874	1,696	799	870	3,365	-4	-3
% Pharmaceutical Sales	9.6%	9.2%	9.4%	9.2%	9.4%	9.3%	8.4%	8.9%	9.0%

China	282	309	592	271	297	568	242	293	1,103	4	4

Latin America	538	668	1,205	596	676	1,272	628	667	2,567	-2	-5
% Pharmaceutical Sales	6.4%	7.3%	6.9%	6.7%	7.3%	7.0%	6.6%	6.8%	6.9%

Eastern Europe/Middle East Africa	415	459	874	439	479	917	431	534	1,883	-4	-5
% Pharmaceutical Sales	4.9%	5.1%	5.0%	4.9%	5.1%	5.0%	4.5%	5.5%	5.0%

Canada	200	218	418	245	257	502	253	276	1,030	-15	-17
% Pharmaceutical Sales	2.4%	2.4%	2.4%	2.8%	2.8%	2.8%	2.7%	2.8%	2.8%

Other	46	44	90	34	45	79	47	43	170	-3	13
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.4%	0.5%	0.4%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

SECOND QUARTER 2014

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

			June YTD	June YTD
	2Q14	2Q13	2014	2013
ASTRAZENECA LP (1)	$94	$105	$192	$230
Other (2)	(2)	11	25	19
TOTAL	$92	$116	$217	$249

(1) Effective July 1, 2014, the Company no longers records equity income from AstraZeneca LP.

(2) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

			June YTD	June YTD
	2Q14	2Q13	2014	2013
GARDASIL	$55	$61	$119	$134
OTHER VIRAL VACCINES	21	27	46	56
ROTATEQ	15	13	32	27
HEPATITIS VACCINES	8	7	17	15
ZOSTAVAX	30	—	37	—
Other Vaccines	84	99	179	205
TOTAL SANOFI PASTEUR MSD SALES	$213	$207	$430	$437

OTHER (INCOME) EXPENSE, NET

			June YTD	June YTD
	2Q14	2Q13	2014	2013

INTEREST INCOME	$(59)	$(65)	$(121)	$(122)
INTEREST EXPENSE	188	201	376	385
EXCHANGE LOSSES	20	55	53	267
Other, net (1)	(707)	10	(904)	(46)
TOTAL	$(558)	$201	$(596)	$484

(1) Other, net in the second quarter and first six months of 2014 includes a $741 million gain on AstraZeneca’s option exercise.